                                                                  EXHIBIT (a)(2)
                             Letter of Transmittal
                        to Tender Shares of Common Stock
                                       of
                   AUTOMOBILE PROTECTION CORPORATION -- APCO
             Pursuant to the Offer to Purchase dated June 16, 1999
                                       by
                            AM1 ACQUISITION COMPANY
                          a wholly owned subsidiary of
                               FORD MOTOR COMPANY

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON WEDNESDAY, JULY 14, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        By Facsimile Transmission:
     By Mail:        (for Eligible Institutions only)           By Hand:             By Overnight Delivery:
     --------        --------------------------------           --------             ----------------------
First Chicago Trust    Fax Nos. (201) 222-4720 or      First Chicago Trust Company     First Chicago Trust
Company of New York          (201) 222-4721                    of New York             Company of New York
 Corporate Actions       Confirm by Telephone:         c/o Securities Transfer and     Corporate Actions,
    Suite 4660               (201) 222-4707             Reporting Services, Inc.           Suite 4680
   P.O. Box 2569                                         Attn: Corporate Actions    14 Wall Street, 8th Floor
  Jersey City, NJ                                          100 William Street,         New York, NY 10005
    07303-2569                                                  Galleria
                                                           New York, NY 10038

                         For Information by Telephone:
                                 1-800-251-4215

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders, either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of First Chicago Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


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                                             DESCRIPTION OF SHARES TENDERED
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       NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)
        PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                APPEAR(S) ON CERTIFICATE(S)                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
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                                                                                    TOTAL NUMBER
                                                                    SHARE             OF SHARES           NUMBER OF
                                                                 CERTIFICATE       REPRESENTED BY          SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
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                                                                          TOTAL SHARES
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   * Need not be completed by Book-Entry Stockholders
  ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
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[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution
                              --------------------------------------------------

Check box of Book-Entry Transfer Facility:

[ ]  The Depository Trust Company

Account Number                                 Transaction Code Number
              ------------------------------                           ----------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                               -------------------------------------------------

Window Ticket Number (if any):
                              --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution that Guaranteed Delivery:
                                             -----------------------------------

If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility:

[ ]  The Depository Trust Company

Account Number                                 Transaction Code Number
              ------------------------------                           ----------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to AM1 Acquisition Company, a Georgia corporation (the "Purchaser")and a wholly owned subsidiary of Ford Motor Company, a Delaware corporation (the "Parent"), the above-described shares of Common Stock, $.001 par value per share (the "Shares"), of Automobile Protection Corporation -- APCO, a Georgia corporation (the "Company"), at a purchase price of $13.00 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 16, 1999 (as amended or supplemented from time to time, the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all non-cash dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after June 10, 1999, and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver such Share Certificates (as defined in the Offer to Purchase) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the Depositary for the account of the Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of the Purchaser as such stockholder's proxy, with full power of substitution to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after June 10, 1999. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and such other Shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares the Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distribution) tendered hereby and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after August 14, 1999. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated herein under "Special Delivery Instructions", please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned. Issue [ ] check [ ] certificates to:

Name
    -----------------------------------------
              (PLEASE PRINT)

Address
---------------------------------------------

---------------------------------------------
            (INCLUDE ZIP CODE)

---------------------------------------------
      (TAX ID, OR SOCIAL SECURITY NO.)
(SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

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                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned at an address other than that shown above.
Mail  [ ] check  [ ] certificates to:

Name
    -----------------------------------------
              (PLEASE PRINT)

Address
---------------------------------------------

---------------------------------------------
            (INCLUDE ZIP CODE)

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SIGN                               SIGN HERE                               SIGN
HERE                    AND COMPLETE SUBSTITUTE FORM W-9                   HERE

--                                                                           --

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                          (Signature(s) of Holder(s))

Dated:
      ------------------------ , 1999

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

Tax Identification or
Social Security No.
                   -------------------------------------------------------------

                    COMPLETE SUBSTITUTE FORM W-9 ON REVERSE

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
Authorized Signature
                    ------------------------------------------------------------
Name
    ----------------------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
                                 (Please Print)
Address
       -------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number
                              --------------------------------------------------
Dated:
      ---------------------------------------------------------------------,1999

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                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not Applicable to Book-Entry Stockholders) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than, the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement, the conditions of the Offer (other than the Minimum Tender Condition (as defined in the Offer to Purchase)) may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the shareholder has furnished the Exchange Agent with his or her TIN. A shareholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his or her TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Payer Identification Number on Substitute Form W-9" for more instructions. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing a United States federal income return with the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has applied for a TIN but has not yet been issued a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent by mail at; Continental Stock Transfer & Trust Company, 2 Broadway -- 19th Floor, New York, NY 10004 Attn: Lost Securities Department. The stockholder can also fax information regarding lost securities to the Transfer Agent at facsimile number (212) 616-8438 to the attention of the Lost Securities Department. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

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                           PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK
-----------------------------------------------------------------------------------------------------------
                               PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
  SUBSTITUTE                   AT RIGHT AND CERTIFY BY SIGNING AND DATING     -----------------------------
  FORM W-9                     BELOW.                                            Social Security Number
                                                                              OR
                                                                                 --------------------------
                                                                             Employer Identification Number
                               ----------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY   PART 2 --                                       Part 3 --
  INTERNAL REVENUE SERVICE     Certification -- Under penalties of perjury,    Awaiting TIN  [ ]
                               I certify that:
                               (1) The number shown on this form is my
                                   correct Taxpayer Identification Number
                                   (or I am waiting for a number to be issued
                                   to me), and
                               (2) I am not subject to backup withholding
                                   because (a) I am exempt from backup
                                   withholding, or (b) I have not been
                                   notified by the Internal Revenue Service
                                   (the "IRS") that I am subject to backup
                                   withholding as a result of a failure to
                                   report all interest or dividends, or (c)
                                   the IRS has notified me that I am no
                                   longer subject to backup withholding.
                               ----------------------------------------------------------------------------
                               CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have
    PAYER'S REQUEST FOR        been notified by the IRS that you are currently subject to backup withholding
  TAXPAYER IDENTIFICATION      because of under-reporting interest or dividends on your tax return. However,
        NUMBER (TIN)           if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

        SIGN HERE -->          SIGNATURE _________________________________  DATE __________________________
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

SIGNATURE  _____________________________________    DATE ________________ , 1999
 -------------------------------------------------------------------------------


                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005

                 Banks and Brokers Call Collect: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: (800) 207-3156



Date: June 16, 1999